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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 24, 2000


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                              GEOWORKS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                      0-23926                   94-2920371
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       (State or other                 (Commission                (IRS Employer
jurisdiction of incorporation)         File Number)             Identification No.)



 960 ATLANTIC AVENUE, ALAMEDA, CALIFORNIA                              94501
 ----------------------------------------                              -----
 (Address of principal executive offices)                            (Zip code)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (510) 814-1660


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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The undersigned Registrant hereby amends the following items of its Current
Report on Form 8-K filed August 8, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and exhibits are filed as part of this report.

(a) FINANCIAL STATEMENTS OF THE AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.

Included herein as Exhibit 99.1 to the Current Report on Form 8-K/A are the balance sheets of the AirBoss Business Unit of Telcordia Technologies, Inc. ("AirBoss Business") as of January 31, 2000, and 1999, and as of April 30, 2000 (unaudited), the related statements of operations, stockholder's net investment, and cash flows for the years ended January 31, 2000, and 1999, and for the three months ended April 30, 2000, and 1999 (unaudited), and the notes to the financial statements.

(b) PRO FORMA FINANCIAL INFORMATION

(i) The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

1) Unaudited Pro Forma Combining Balance Sheet as of June 30, 2000;

2) Unaudited Pro Forma Combining Statement of Operations for the Year Ended March 31, 2000;

3) Unaudited Pro Forma Combining Statement of Operations for the Three Months Ended June 30, 2000; and

4) Notes to the Unaudited Pro Forma Combining Financial Information.

(c) EXHIBITS

        2.1 Asset Purchase and Stock Sale Agreement, dated as of July 24, 2000, by and among the Registrant, AirBoss Acquisition Corporation, and Telcordia Technologies, Inc. (the "Acquisition Agreement"). (1)

        2.2 Patent License Agreement, dated as of July 24, 2000, by and among the Registrant, AirBoss Acquisition Corporation, and Telcordia Technologies, Inc. (attached as Exhibit 1.2(d)(i) to the Acquisition Agreement). (1)

        2.3 Registration Rights Agreement, dated as of July 24, 2000, by and between the Registrant and Telcordia Technologies, Inc. (attached as
        Exhibit 1.2(d)(iii) to the Acquisition Agreement). (1)

        2.4 Bill of Sale, dated as of July 24, 2000, by Telcordia Technologies, Inc., in favor of the Registrant and AirBoss Acquisition Corporation (attached as Schedule 1.3(a) to the Acquisition Agreement). (1)

        2.5 Assignment and Assumption Agreement, dated as of July 24, 2000, by and between AirBoss Acquisition Corporation and Telcordia Technologies, Inc. (attached as Schedule 1.3(b) to the Acquisition Agreement). (1)

        2.6 Transition Services Agreement, dated as of July 24, 2000, by and between AirBoss Acquisition Corporation and Telcordia Technologies, Inc. (attached as Schedule 1.2(d)(iv) to the Acquisition Agreement). (1)


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        2.7 Assignment of Patents, dated as of July 24, 2000, by Telcordia
        Technologies, Inc., in favor of AirBoss Acquisition Corporation. (1)

        2.8 Assignment and Transfer of the AirBoss/AirForce/AirBrowse Software, dated as of July 24, 2000, by Telcordia Technologies, Inc., in favor of AirBoss Acquisition Corporation. (1)

        2.9 Assignment and Assumption of Trademarks, dated as of July 24, 2000, by and between AirBoss Acquisition Corporation and Telcordia Technologies, Inc. (1)

        99.1 Financial Statements of The AirBoss Business Unit of Telcordia Technologies, Inc.

        99.2 Unaudited Pro Forma Combining Financial Information.

(1) Incorporated by reference to Exhibits 2.1 through 2.9 to the Registrant's Current Report on Form 8-K filed August 8, 2000.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            GEOWORKS CORPORATION

Date:  October 06, 2000

                                            By:  /s/  David L. Grannan
                                               ---------------------------------
                                               David L. Grannan, Chief Executive
                                               Officer



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                              GEOWORKS CORPORATION
                          CURRENT REPORT ON FORM 8-K/A

                                INDEX TO EXHIBITS


EXHIBIT NO.           DESCRIPTION
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

99.1                  Financial Statements of the AirBoss Business Unit of Telcordia
                      Technologies, Inc.

99.2                  Unaudited Pro Forma Combining Financial Information




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